UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2021 (August 22, 2021)

NextGen Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40267	98-1576914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 324A Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

(561) 208-8860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-fifth of one redeemable warrant	NGCAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	NGCA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NGCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

NextGen Acquisition Corp. II (“NextGen”) is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On August 22, 2021, NextGen entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among NextGen, Pulsar Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of NextGen (“Merger Sub”), and Vieco USA, Inc., a Delaware corporation (“Vieco USA”).

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “Business Combination”):

(i) at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), upon the terms and subject to the conditions of the Merger Agreement and in accordance with the Delaware General Corporation Law, as amended (“DGCL”), Merger Sub will merge with and into Vieco USA, the separate corporate existence of Merger Sub will cease and Vieco USA will be the surviving corporation and a wholly owned subsidiary of NextGen (the “Merger”);

(ii)       in the event that the Vieco Cash Election (as defined below) is not exercised, as a result of the Merger, among other things, each share of common stock of Vieco USA that is issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than in respect of Excluded Shares (as defined in the Merger Agreement)) will be cancelled and converted into the right to receive a number of shares of NextGen Common Stock equal to the Exchange Ratio (as defined in the Merger Agreement) (the “Stock Consideration”);

(iii)        in the event the amount of cash available in the Trust Account (as defined below), after deducting any redemptions by NextGen’s shareholders, plus the PIPE Investment Amount (as defined in the Merger Agreement) exceeds $500,000,000 (such excess amount, the “Available Cash Consideration Amount”), then Vieco USA may, prior to the Election Deadline (as defined in the Merger Agreement), elect that holders of common stock of Vieco USA receive in exchange for shares of common stock of Vieco USA a portion of the consideration payable under the Merger Agreement in cash, in lieu of shares of NextGen Common Stock, up to the amount of the Available Cash Consideration Amount (the “Vieco Cash Election”, and such amount of cash consideration, the “Cash Consideration”). If the Vieco Cash Election is exercised by Vieco USA prior to the Election Deadline, then at the effective time of the Merger, each share of common stock of Vieco USA that is issued and outstanding immediately prior to the effective time of the Merger (other than in respect of Excluded Shares) will be cancelled and converted into the right to receive (a) the applicable portion of the Cash Consideration and (b) the applicable portion of the Stock Consideration, as reduced to account for the Cash Consideration;

(iv)        upon the effective time of the Domestication (as defined below), NextGen will immediately be renamed “Virgin Orbit Holdings, Inc.”

The Board of Directors of NextGen (the “Board”) has unanimously (i) approved and declared advisable the Merger Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of NextGen.

The Domestication

Prior to the Closing, subject to the approval of NextGen’s shareholders, and in accordance with the DGCL, Cayman Islands Companies Act (As Revised) (the “CICA”) and NextGen’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”), NextGen will effect a deregistration under the CICA and a domestication under Section 388 of the DGCL (by means of filing a certificate of domestication with the Secretary of State of Delaware), pursuant to which NextGen’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”).

In connection with the Domestication, (i) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of NextGen (the “NextGen Class A Ordinary Shares”), will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001, per share of NextGen (following its Domestication) (the “NextGen Common Stock”), (ii) each of the then issued and outstanding Class B ordinary shares, par value $0.0001 per share, of NextGen (the “NextGen Class B Ordinary Shares”), will convert automatically, on a one-for-one basis, into a share of NextGen Common Stock, (iii) each then issued and outstanding warrant of NextGen will convert automatically into a warrant to acquire one share of NextGen Common Stock (“Domesticated NextGen Warrant”), pursuant to the Warrant Agreement, dated March 22, 2021, between NextGen and Continental Stock Transfer & Trust Company, as warrant agent, and (iv) each then issued and outstanding unit of NextGen (the “Cayman NextGen Units”) shall be cancelled and will entitle the holder thereof to one share of NextGen Common Stock and one-fifth of one Domesticated NextGen Warrant.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the respective shareholders of NextGen and Vieco USA, (ii) effectiveness of the proxy statement / registration statement on Form S-4 to be filed by NextGen in connection with the Business Combination, (iii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any other required regulatory approvals, (iv) if required, foreign investment approval under the United Kingdom’s National Security and Investment Act 2021, (v) VO reducing its interest in SAS such that no Australian foreign investment approval is required, or receipt of Australian foreign investment approval, (vi) receipt of approval for listing on the Nasdaq Capital Market the shares of NextGen Common Stock to be issued in connection with the Merger, (vii) that NextGen have at least $5,000,001 of net tangible assets upon the Closing, (viii) the absence of any injunctions or adoption of any laws prohibiting the Merger, (ix) completion of the Pre-Closing Restructuring (as defined in the Merger Agreement), (x) the completion of the Domestication and (xi) customary bringdown of the representations, warranties and covenants of the parties therein.

Another mutual condition to the obligations to consummate the Merger include, among others, that as of the Closing, the amount of cash available in (i) the trust account into which substantially all of the proceeds of NextGen’s initial public offering and private placements of its warrants have been deposited for the benefit of NextGen, certain of its public shareholders and the underwriters of NextGen’s initial public offering (the “Trust Account”), after deducting the amount required to satisfy NextGen’s obligations to its shareholders (if any) that exercise their rights to redeem their NextGen Class A Ordinary Shares pursuant to the Cayman Constitutional Documents, transaction expenses of NextGen or its affiliates, and any deferred underwriting commissions being held in the Trust Account (the “Trust Amount”) plus (ii) the PIPE Investment Amount (as defined in the Merger Agreement) actually received by NextGen prior to or substantially concurrently with the Closing, is at least equal to or greater than $200,000,000 (the “Minimum Cash Condition”). If, after the deadline for Acquiror Share Redemptions (as defined in the Merger Agreement) has passed in connection with the Acquiror Shareholders’ Meeting (as defined in the Merger Agreement), the sum of (x) the Trust Amount plus (y) the PIPE Investment Amount, is reasonably expected to be less than $200,000,000, then, at or prior to the Closing, Virgin Investments Limited, a company limited by shares under the laws of the British Virgin Islands, and its affiliates (collectively, “VIL”) will have the right (but not the obligation) to purchase up to $100,000,000 of additional shares of NextGen Common Stock at a price per share of $10.00 (the dollar value of such purchase, the “Additional Equity Amount”). If VIL elects to purchase such additional shares and the aggregate of the Trust Amount after the deadline for the Acquiror Share Redemptions, the PIPE Investment Amount and the Additional Equity Amount equal or exceed $200,000,000, then the Minimum Cash Condition shall be deemed satisfied.

Covenants

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) Vieco USA to prepare and deliver to NextGen certain audited and auditor reviewed consolidated financial statements of Vieco USA, (iv) NextGen to prepare and file a proxy statement / registration statement on Form S-4 and take certain other actions to obtain the requisite approval of NextGen shareholders of certain proposals regarding the Business Combination (including the Domestication), and (v) the parties to use commercially reasonable efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by NextGen, Merger Sub and Vieco USA. The representations and warranties of the respective parties to the Merger Agreement generally will not survive the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of NextGen and Vieco USA, (ii) by Vieco USA, if certain approvals of the shareholders of NextGen, to the extent required under the Merger Agreement, are not obtained as set forth therein, (iii) by Vieco USA, if there is a Modification in Recommendation (as defined in the Merger Agreement), (iv) by NextGen, if certain approvals of the stockholders of Vieco USA, to the extent required under the Merger Agreement, are not obtained within two (2) business days after the proxy statement / registration statement on Form S-4 has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and delivered or otherwise made available to NextGen shareholders, or (v) by either NextGen or Vieco USA in certain other circumstances set forth in the Merger Agreement, including (a) if any Governmental Authority (as defined in the Merger Agreement) shall have enacted, issued, promulgated, enforced or entered any final and nonappealable order that has the effect of making the consummation of the Merger illegal or otherwise prohibiting consummation of the Merger, provided that the Governmental Authority issuing such order has jurisdiction over the parties to the Merger Agreement, or if there shall be adopted following the date of the Merger Agreement, any law or regulation that would result in the consummation of the Merger being illegal or otherwise prohibited and (b) in the event of certain uncured breaches by the other party or if the Closing has not occurred on or before May 23, 2022 (the “Agreement End Date”), subject to a three-month extension at either NextGen’s or Vieco USA’s option if all conditions, other than those relating to certain regulatory approvals having been obtained, are satisfied.

Certain Related Agreements

Subscription Agreements

On August 22, 2021, concurrently with the execution of the Merger Agreement, NextGen entered into initial subscription agreements (the “Initial Subscription Agreements”) with certain investors (collectively, the “Initial PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 10,000,000 shares of the NextGen Common Stock for an aggregate purchase price equal to $100,000,000 (the “Initial PIPE Investment”), a portion of which is expected to be funded by one or more affiliates of NextGen Sponsor II LLC (the “Sponsor”) and certain additional investors (which may include mutual funds and existing shareholders of NextGen). Under the Merger Agreement, NextGen may enter into subsequent subscription agreements (together with the Initial Subscription Agreements, the “Subscription Agreements”) with certain investors (collectively with the Initial PIPE Investors, the “PIPE Investors”) on substantially similar terms to the Initial Subscription Agreements, subject to the consent of Vieco USA (any such subsequent investments, together with the Initial PIPE Investment, the “PIPE Investment”). The PIPE Investment will be consummated substantially concurrently with the Closing.

The Subscription Agreements for the PIPE Investors, provide for certain registration rights. In particular, NextGen is required to, as soon as practicable but no later than 30 days following the Closing, submit to or file with the SEC a registration statement registering the resale of such shares. Additionally, NextGen is required to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day following the filing date thereof, (ii) the first anniversary of the date of such Subscription Agreement, (iii) the 10th business day after the date NextGen is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review and (iv) the 90th calendar day following the Closing. NextGen must use commercially reasonable efforts to keep the registration statement effective until the earliest of: (i) the date the PIPE Investors no longer hold any registrable shares, (ii) the date all registrable shares held by the PIPE Investors may be sold without restriction under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), and (iii) three years from the date of effectiveness of the registration statement.

The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) the mutual written agreement of the parties to such Subscription Agreement; (c) if any of the conditions to closing set forth in such Subscription Agreement are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by the Subscription Agreement fail to occur; and (d) the Agreement End Date, subject to a three-month extension at either NextGen’s or Vieco USA’s option if all conditions under the Merger Agreement, other than those relating to certain regulatory approvals having been obtained, are satisfied.

Sponsor Support Agreement

On August 22, 2021, NextGen entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), by and among the Sponsor, Vieco USA and NextGen and the persons set forth on Schedule I attached thereto (the “Sponsor Persons”), pursuant to which the Sponsor and the Sponsor Persons agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement. In addition, the Sponsor has agreed that 15% of the Founder Shares (as defined in the Sponsor Support Agreement) and 15% of the Founder Warrants (as defined in the Sponsor Support Agreement) will be unvested and subject to certain vesting triggers. If during the time period between August 22, 2021 and the five-year anniversary of the Closing, (x) the volume-weighted average price of NextGen Common Stock equals or exceeds $12.50 for any twenty trading days within a period of thirty consecutive trading days, then 50% of the unvested Founder Shares and 50% of the unvested Founder Warrants will vest (“Triggering Event I”) and (y) the volume-weighted average price of NextGen Common Stock equals or exceeds $15.00 for any twenty trading days within a period of thirty consecutive trading days, then the remaining 50% of the unvested Founder Shares and 50% of the unvested Founder Warrants will vest (“Triggering Event II”). In the event that there is an Acquiror Sale (as defined in the Sponsor Support Agreement) prior to the fifth anniversary of the Closing that will result in the holders of NextGen Common Stock receiving a price per share equal to, or in excess of, the applicable vesting price per share for Triggering Event I and/or Triggering Event II, then Triggering Event I and/or Triggering Event II, as applicable, will be deemed to occur immediately prior to the consummation of such Acquiror Sale, and upon such deemed occurrence or occurrences, the applicable amount of the unvested Founder Shares and the unvested Founder Warrants will immediately vest and be treated in the same manner as similar securities in such Acquiror Sale. Any unvested Founder Shares and Founder Warrants that do not vest upon an Acquiror Sale will be automatically forfeited, unless such Acquiror Sale provides for stock consideration to NextGen stockholders that will be publicly traded following closing of such Acquiror Sale, in which case the unvested Founder Shares and Founder Warrants will be rolled over as part of the Acquiror Sale and continue to be subject to vesting conditions as may be equitably adjusted to take into account the structure and consideration provided for in the Acquiror Sale. Any Founder Shares and Founder Warrants that remain unvested after the fifth anniversary of the Closing will be forfeited.

Additionally, the Sponsor and the Sponsor Persons agreed not to (a) sell or otherwise dispose of, or agree to sell or dispose of, directly or indirectly, any shares of Vieco USA common stock or other capital stock of Vieco USA or any shares of Vieco USA common stock issuable upon the exercise of options, warrants or other convertible securities to purchase shares of Vieco USA common stock (“Lock-Up Shares”) held by the Sponsor and the Sponsor Persons immediately after the Closing, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such Lock-Up Shares, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b), for the Lock-Up Period. The “Lock-Up Period” means (x) for 25% of the Lock-up Shares, 180 days after the Closing (the “180 Day Lock-up Period”), (y) for 25% of the Lock-up Shares, 18 months after the Closing and (z) for 50% of the Lock-up Shares, 24 months after the Closing. If (i) at least 120 days have elapsed since the Closing and (ii) the 180 Day Lock-up Period is scheduled to end during a blackout period or within five trading days prior to a blackout period, the 180 Day Lock-up Period will end ten trading days before the start of the blackout period, subject to certain conditions. The Sponsor Support Agreement will terminate upon the termination of the Merger Agreement if the Closing does not occur.

Stockholder Support Agreement

On August 22, 2021, NextGen also entered into a Stockholder Support Agreement (the “Stockholder Support Agreement”), by and among NextGen, Vieco USA and Vieco 10 Limited, a company limited by shares under the laws of the British Virgin Islands (the “Key Stockholder”). Pursuant to the Stockholder Support Agreement, the Key Stockholder agreed to, among other things, within two (2) business days after the proxy statement/prospectus relating to the approval by NextGen shareholders of the Business Combination is declared effective by the SEC and delivered or otherwise made available to NextGen shareholders, execute and deliver a written consent with respect to the outstanding shares of Vieco USA common stock held by the Key Stockholder adopting the Merger Agreement and related transactions and approving the Business Combination. The shares of Vieco USA common stock that are owned by the Key Stockholder and subject to the Stockholder Support Agreement represent approximately 99% of the outstanding voting power of Vieco USA common stock (after giving effect to the Pre-Closing Restructuring).

The Key Stockholder also agreed not to (a) sell or otherwise dispose of, or agree to sell or dispose of, directly or indirectly, any Lock-Up Shares held by the Key Stockholder immediately after the Closing, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such Lock-Up Shares, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b), for the Lock-Up Period. If (i) at least 120 days have elapsed since the Closing and (ii) the 180 Day Lock-up Period is scheduled to end during a blackout period or within five trading days prior to a blackout period, the 180 Day Lock-up Period will end ten trading days before the start of the blackout period, subject to certain conditions. The Stockholder Support Agreement will terminate upon the termination of the Merger Agreement if the Closing does not occur.

Transfer Restrictions and Registration Rights

The Bylaws contemplate that, subject to certain exceptions, certain existing equityholders of Vieco USA (other than the Key Stockholder) and certain of Vieco USA’s officers and directors will be restricted from transferring their shares of NextGen Common Stock and other equity securities of NextGen held by them for 180 days following the Closing.

The Merger Agreement contemplates that, at the Closing, NextGen, Vieco USA, the Sponsor, certain stockholders of Vieco USA and certain of their respective affiliates will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which NextGen will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of NextGen Common Stock and other equity securities of NextGen that are held by the parties thereto from time to time. In certain circumstances, the parties in the Registration Rights Agreement can demand up to four underwritten offerings and will be entitled to piggyback registration rights, in each case subject to certain limitations set forth in the Registration Rights Agreement.

Stockholders’ Agreement

The Merger Agreement contemplates that, at the Closing, NextGen will enter into a Stockholders’ Agreement (the “Stockholders’ Agreement”) with the Key Stockholder (together with any individuals or entities that are signatories thereto or thereafter become party to the agreement, the “Voting Parties”). Pursuant to the Stockholders’ Agreement, immediately following the Effective Time, the Board will consist of seven directors or such other number of directors as the Key Stockholder determines, four of whom will initially be designated by the Key Stockholder. For so long as the number of securities of NextGen Beneficially Owned (as defined in the Stockholders’ Agreement) by the Key Stockholder that may be voted in the election of the NextGen’s directors, including any and all securities of NextGen acquired and held in such capacity subsequent to the date of the Stockholders’ Agreement (“Voting Shares”), relative to the number of NextGen’s Voting Shares Beneficially Owned by the Key Stockholder immediately following the Effective Time, is (i) 50% or greater, the Key Stockholder will be entitled to designate four directors to the Board, (ii) 25% or greater, up to but not including 50%, the Key Stockholder will be entitled to designate three directors to the Board, (iii) 10% or greater, up to but not including 25%, the Key Stockholder will be entitled to designate two directors to the Board, (iv) 5% or greater, up to but not including 10%, the Key Stockholder will be entitled to designate one director to the Board and (v) less than 5%, the Key Stockholder will not be entitled to designate any directors to the Board.

Pursuant to the Stockholders’ Agreement, (i) the Key Stockholder will be granted rights to (A) designate such number of directors to the Board as described in the immediately preceding paragraph (and the Voting Parties will vote in favor of such designees), (B) appoint a Board observer for so long as the Key Stockholder maintains a Board seat and (C) appoint the Chairman of the Board so long as the Key Stockholder maintains the right to elect at least four Board members, (ii) the Voting Parties will agree not to take action to remove the members of the Board designated by the Key Stockholder pursuant thereto and (iii) the Key Stockholder will, under certain circumstances, have the right to approve certain matters as set forth therein.

The Stockholders’ Agreement also includes certain other provisions regarding NextGen’s anticipated classification as a “controlled company” following the Effective Time.

Deed of Novation, Amendment and Restatement of Trade Mark License

In connection with the Business Combination, on August 22, 2021, Virgin Enterprises Limited (“VEL”), NextGen and Virgin Orbit, LLC (“VO, LLC”) entered into a deed of novation, amendment and restatement (the “Novation Deed”), pursuant to which the trade mark license agreement, dated March 1, 2017, as supplemented and amended by letter agreements dated October 6, 2017, April 11, 2018 and February 11, 2019 (pursuant to which VEL granted VO, LLC certain rights to use certain VIRGIN marks) (the “TMLA”), will be novated to NextGen at the Effective Time, and the parties thereto have agreed to amend and restate the TMLA in full in the form attached as an annex to the Novation Deed, with effect from and after the Effective Time (the “Amended TMLA”).

The form of Amended TMLA, among other things, contemplates that VEL will grant to NextGen (following the Domestication, referred to therein as “VOHI”), during the term of the Amended TMLA (and subject to the terms and conditions set forth therein), the right to use the Virgin brand, name and logo in relation to the provision of satellite launch services and systems to clients and certain other ancillary activities set forth in the Amended TMLA.  Subject to certain exceptions and adjustments contained in the Amended TMLA, VOHI will agree to pay VEL a royalty fee based on VOHI’s and its subsidaries’ gross sales.

The Amended TMLA also contains, among other things, customary indemnity provisions in favor of VEL, representations and warranties made by VOHI, information rights of VEL and restrictions on VOHI’s and its affiliates’ ability to apply for or obtain registration for any confusingly similar intellectual property to that licensed to VOHI pursuant to the Amended TMLA. The Amended TMLA has an initial term of 10 years, subject to renewal by VEL for up to two additional ten year periods or earlier termination by VEL as set forth in the Amended TMLA.

2021 Incentive Award Plan and 2021 Employee Stock Purchase Plan

In addition, as contemplated by the Merger Agreement, on August 22, 2021, the Board adopted the Virgin Orbit Holdings, Inc. 2021 Incentive Award Plan (the “Incentive Plan”), to be effective as of the Closing. The aggregate number of shares of NextGen Common Stock that may be issued pursuant to the Incentive Plan will be equal to the sum of (i) 10% of the number of shares of NextGen Common Stock outstanding as of immediately after the Closing and (ii) an annual increase on the first day of each calendar year beginning on and including the first day of the calendar year following the year in which the Closing occurs and ending on and including the first day of the tenth calendar year following the year in which the Closing occurs, equal to the lesser of (x) 5% of the number of outstanding shares of NextGen Common Stock on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of NextGen Common Stock as may be determined by the Board. The Incentive Plan’s purpose is to enhance the ability of NextGen to attract, retain and motivate those individuals who make important contributions to NextGen (and Vieco USA) after the Closing by providing equity ownership opportunities and/or equity-linked compensatory opportunities. The Incentive Plan is subject to, and contingent upon, approval of NextGen’s shareholders.

Furthermore, as contemplated by the Merger Agreement, on August 22, 2021, the Board adopted the Virgin Orbit Holdings, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”), to be effective as of the Closing. The aggregate number of shares of NextGen Common Stock that may be issued pursuant to the ESPP will be equal to the sum of (i) 2% of the number of shares of NextGen Common Stock outstanding as of immediately after the Closing and (ii) an annual increase on the first day of each calendar year beginning on and including the first day of the calendar year following the year in which the Closing occurs and ending on and including the first day of the tenth calendar year following the year in which the Closing occurs, equal to the lesser of (i) 1% of the number of outstanding shares of NextGen Common Stock on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of NextGen Common Stock as may be determined by the Board. The ESPP’s purpose is to assist eligible employees of NextGen (and Vieco USA after the Closing) in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code, and to help eligible employees provide for their future security and to encourage them to remain in the employment of NextGen. The ESPP is subject to, and contingent upon, approval of NextGen’s shareholders.

The foregoing description of the Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Registration Rights Agreement and Stockholders Agreement, and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Registration Rights Agreement and Stockholders Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and the terms of which are incorporated by reference herein. The Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Registration Rights Agreement and Stockholders Agreement have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about NextGen or its affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Registration Rights Agreement and Stockholders Agreement, and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Registration Rights Agreement and Stockholders Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Registration Rights Agreement and Stockholders Agreement, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Registration Rights Agreement and Stockholders Agreement, and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, Registration Rights Agreement and Stockholders Agreement, as applicable, which subsequent information may or may not be fully reflected in NextGen’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investment is incorporated by reference in this Item 3.02. The shares of NextGen Common Stock to be issued in connection with the PIPE Investment will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure

On August 23, 2021, NextGen and Vieco USA issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated herein by reference is the investor presentation, relating to the Business Combination and PIPE Investment, as described in this Current Report on Form 8-K.

Attached as Exhibit 99.3 and incorporated herein by reference are the extended financial projections for each subsequent year for the five-year period ending December 31, 2030 (the “Extended Financial Forecasts”).

Attached as Exhibit 99.4 are consolidated financial statements of Vieco USA and its subsidiaries for the years ended December 31, 2020 and 2019. The financial statements attached hereto as Exhibit 99.4 have not been prepared in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”). The financial statements of Vieco USA that will be included in the registration statement on Form S-4 discussed above will be required to conform to the standards of the PCAOB and as a result may be adjusted or may be presented differently than the financial statements attached hereto as Exhibit 99.4.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of NextGen under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Vieco USA and NextGen. This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Vieco USA, the combined company or NextGen, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. NextGen intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of NextGen, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all NextGen shareholders. NextGen also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of NextGen are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by NextGen through the website maintained by the SEC at www.sec.gov.

The documents filed by NextGen with the SEC also may be obtained free of charge at NextGen’s website at https://www.nextgenacq.com/nextgen-ii.html or upon written request to 2255 Glades Road, Suite 324A, Boca Raton, Florida 33431.

Participants in the Solicitation

NextGen and Vieco USA and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from NextGen’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of NextGen and information regarding their interests in the business combination is set forth in NextGen’s registration statement on Form S-1 (File No. 333-253848) filed with the SEC on March 25, 2021. Additional information regarding the interests of such persons will be contained in the registration statement and the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Vieco USA and NextGen, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the services, customers and markets of Vieco USA. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of NextGen’s securities, (ii) the risk that the transaction may not be completed by NextGen’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by NextGen, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of NextGen, the availability of the minimum amount of cash available in the trust account in which substantially all of the proceeds of NextGen’s initial public offering and private placements of its warrants have been deposited following redemptions by NextGen’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE Investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Vieco USA’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Vieco USA and potential difficulties in Vieco USA employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Vieco USA or against NextGen related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of NextGen’s securities on a national securities exchange, (xi) the price of NextGen’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which NextGen plans to operate or Vieco USA operates, variations in operating performance across competitors, changes in laws and regulations affecting NextGen’s or Vieco USA’s business, Vieco USA’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiii) the ability of Vieco USA to implement its strategic initiatives and continue to innovate its existing products, (xiv) the ability of Vieco USA to defend its intellectual property, (xv) the ability of Vieco USA to satisfy regulatory requirements, (xvi) the impact of the COVID-19 pandemic on Vieco USA’s and the combined company’s business and (xv) the risk of downturns in the commercial launch services, satellite and spacecraft industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of NextGen’s registration statement on Form S-1 (File No. 333-253848), the registration statement on Form S-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by NextGen from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Vieco USA and NextGen assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Vieco USA nor NextGen gives any assurance that either Vieco USA or NextGen, or the combined company, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 22, 2021
10.1	Form of Subscription Agreements
10.2	Form of Sponsor Support Agreement
10.3	Form of Stockholder Support Agreement
10.4	Form of Amended and Restated Registration Rights Agreement
10.5	Form of Stockholders Agreement
99.1	Joint Press Release, dated as of August 23, 2021
99.2	Investor Presentation
99.3	Extended Financial Forecasts
99.4	Financial statements of Vieco USA, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NextGen Acquisition Corp. II

Date: August 23, 2021	By:	/s/ Patrick T. Ford
	Name:	Patrick T. Ford
	Title:	Chief Financial Officer and Secretary

10